AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (the "Merger Agreement"), is entered into as of December 28, 2015 by, between and among Global Seafood Holding Corporation, a Delaware corporation ("GLOBAL SEAFOOD HOLDING CORP."), Global 2.0 Corporation, a Delaware corporation ("GLOBAL 2.0"), and BGTH Pre Inc., a Delaware corporation (“BGTH").

WHEREAS, on the date hereof, GLOBAL SEAFOOD HOLDING CORP. has authority to issue One Hundred Ten Million (110,000,000) shares of stock, of which One Hundred Million (100,000,000) shares are set aside as common stock, par value of $.001 per share and Ten Million (10,000,000) shares of preferred stock, of which Five Million (5,000,000) shares are designated as “Series A 8% Cumulative Convertible Preferred Stock”, par value $0.002 per share and of which Two Million (2,000,000) shares are designated as “Series B Convertible Preferred Stock”, par value $0.002 per share (collectively the "GLOBAL SEAFOOD HOLDING CORP. Stock"), wherein Three Million Five Hundred Ninety-Five Thousand One Hundred Seventeen (3,595,117) shares of common stock are issued and outstanding, Three Hundred Thousand (300,000) shares of “Series A 8% Cumulative Convertible Preferred Stock” are issued and outstanding and no shares of “Series B Convertible Preferred Stock” are issued and outstanding; and

WHEREAS, on the date hereof, GLOBAL 2.0 has authority to issue One Hundred Ten Million (110,000,000) shares of stock, of which One Hundred Million (100,000,000) shares are set aside as common stock, par value of $.001 per share and Ten Million (10,000,000) shares of preferred stock, of which Five Million (5,000,000) shares are designated as “Series A 8% Cumulative Convertible Preferred Stock”, par value $0.002 per share and of which Two Million (2,000,000) shares are designated as “Series B Convertible Preferred Stock”, par value $0.002 per share (collectively the “GLOBAL 2.0 Stock”), wherein a total of One Thousand (1,000) common shares are issued and outstanding and no shares of Preferred Stock are issued and outstanding; and

WHEREAS, on the date hereof, BGTH has authority to issue One Hundred Ten Million (110,000,000) shares of stock, of which One Hundred Million (100,000,000) shares are set aside as common stock, par value of $.001 per share and Ten Million (10,000,000) shares of preferred stock, of which Five Million (5,000,000) shares are designated as “Series A 8% Cumulative Convertible Preferred Stock”, par value $0.002 per share and of which Two Million (2,000,000) shares are designated as “Series B Convertible Preferred Stock”, par value $0.002 per share (collectively the "BGTH Stock"), of which One Thousand (1,000) common shares are issued and outstanding and no shares of Preferred Stock are issued and outstanding; and

WHEREAS, the respective Boards of Directors of GLOBAL SEAFOOD HOLDING CORP., GLOBAL 2.0 and BGTH have determined that it is advisable and in the best interests of each of such corporations that they reorganize into a holding company structure pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (“DGCL”), under which GLOBAL 2.0 would survive as the holding company, by the merger of GLOBAL SEAFOOD HOLDING CORP., with and into BGTH, and with each holder of shares of GLOBAL SEAFOOD HOLDING CORP. Stock receiving an equal number of shares of GLOBAL 2.0 Stock in exchange for the holder’s shares of GLOBAL SEAFOOD HOLDING CORP. Stock; and

WHEREAS, under the respective Certificates of Incorporation of GLOBAL SEAFOOD HOLDING CORP. and GLOBAL 2.0, the GLOBAL 2.0 Stock has the same designations, rights and powers and preferences, and the qualifications, limitations and restrictions thereof, as the GLOBAL SEAFOOD HOLDING CORP. Stock which will be exchanged therefore pursuant to the holding company reorganization; and

WHEREAS, the Certificate of Incorporation and Bylaws of GLOBAL 2.0, as the holding company, at the time of the merger contain provisions identical to the Certificate of Incorporation and Bylaws of GLOBAL SEAFOOD HOLDING CORP. immediately prior to the merger, other than the differences permitted by the DGCL; and

WHEREAS, the Certificate of Incorporation of BGTH is identical to the Certificate of Incorporation of GLOBAL SEAFOOD HOLDING CORP. immediately prior to the merger, other than differences permitted by the DGCL, pursuant to this Merger Agreement; and

WHEREAS, the Boards of Directors of GLOBAL SEAFOOD HOLDING CORP., GLOBAL 2.0, and BGTH have approved this Merger Agreement, shareholder approval not being required pursuant to Section 251(g) of the DGCL; and

WHEREAS, the parties hereto intend that the reorganization contemplated by this Merger Agreement shall constitute a tax-free reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code.

NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained, GLOBAL SEAFOOD HOLDING CORP., GLOBAL 2.0, and BGTH hereby agree as follows:

1. Merger. GLOBAL SEAFOOD HOLDING CORP. shall be merged with and into BGTH (the "Merger"), and BGTH shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation"). The Merger shall become effective upon the date and time of filing an executed copy of this Merger Agreement with the Secretary of State of the State of Delaware in accordance with Section 251(g) of the DGCL (the "Effective Time").

2. Succession. At the Effective Time, the separate corporate existence of GLOBAL SEAFOOD HOLDING CORP. shall cease, and BGTH shall succeed to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of GLOBAL SEAFOOD HOLDING CORP., and BGTH shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of GLOBAL SEAFOOD HOLDING CORP., including, without limitation, all outstanding indebtedness of GLOBAL SEAFOOD HOLDING CORP., all in the manner and as more fully set forth in Section 251(g) of the DGCL.

3. Directors. The Directors of GLOBAL SEAFOOD HOLDING CORP. immediately preceding the Effective Time shall be the Directors of the Surviving Corporation and GLOBAL 2.0 at and after the Effective Time until their successors are duly elected and qualified.

4. Officers. The officers of GLOBAL SEAFOOD HOLDING CORP. immediately preceding the Effective Time shall be the officers of the Surviving Corporation and GLOBAL 2.0 at and after the Effective Time, to serve at the pleasure of the Board of Directors of GLOBAL 2.0.

5. Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

   a. each share of GLOBAL SEAFOOD HOLDING CORP. Stock issued and outstanding immediately prior to the Effective Time shall be changed and converted into and shall be one fully paid and nonassessable share of GLOBAL 2.0 Stock;

   b. each share of GLOBAL SEAFOOD HOLDING CORP. Stock held in the treasury of GLOBAL SEAFOOD HOLDING CORP. immediately prior to the Effective Time shall be cancelled and retired;

   c. each option, warrant, purchase right, unit debenture or other security of GLOBAL SEAFOOD HOLDING CORP. convertible into shares of GLOBAL SEAFOOD HOLDING CORP. Stock shall become convertible into the same number of GLOBAL 2.0 Stock as such security would have received if the security had been converted into shares of GLOBAL 2.0 Stock immediately prior to the Effective Time, and GLOBAL 2.0 shall reserve for purposes of the exercise of such options, warrants, purchase rights, units, debentures or other securities an equal number of shares of GLOBAL 2.0 Stock as GLOBAL SEAFOOD HOLDING CORP. had reserved; and

   d. each share of GLOBAL 2.0 Stock issued and outstanding in the name of GLOBAL SEAFOOD HOLDING CORP. immediately prior to the Effective Time shall be cancelled and retired and resume the status of authorized and unissued shares of GLOBAL 2.0 Stock.

6. Other Agreements. At the Effective Time, GLOBAL 2.0 shall assume any obligation of GLOBAL SEAFOOD HOLDING CORP. to deliver or make available shares of GLOBAL SEAFOOD HOLDING CORP. Stock under any agreement or employee benefit plan not referred to in Paragraph 5 herein to which GLOBAL SEAFOOD HOLDING CORP. is a party. Any reference to GLOBAL SEAFOOD HOLDING CORP. Stock under any such agreement or employee benefit plan shall be deemed to be a reference to GLOBAL 2.0 Stock and one share of GLOBAL 2.0 Stock shall be issuable in lieu of each share of GLOBAL SEAFOOD HOLDING CORP. Stock required to be issued by any such agreement or employee benefit plan, subject to subsequent adjustment as provided in any such agreement or employee benefit plan.

7. Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of GLOBAL SEAFOOD HOLDING CORP. such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary in order to vest, perfect or conform, of record or otherwise, in the Surviving Corporation, the title to and possession of all property,

interests, assets, rights, privileges, immunities, powers, franchises and authority of GLOBAL SEAFOOD HOLDING CORP., and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized, in the name and on behalf of GLOBAL SEAFOOD HOLDING CORP. or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

8. Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares GLOBAL SEAFOOD HOLDING CORP. Common Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of GLOBAL 2.0 Stock, as the case may be, into which the shares of GLOBAL SEAFOOD HOLDING CORP. Stock represented by such certificates have been converted as herein provided and shall be so registered on the books and records of GLOBAL 2.0 and its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to GLOBAL 2.0 or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of GLOBAL 2.0 Stock, as the case may be, evidenced by such outstanding certificate on the shares held prior to the reorganization provided for herein.

9. Amendment. The parties hereto, by mutual consent of their respective boards of directors, may amend, modify or supplement this Merger Agreement prior to the Effective Time.

10. Compliance with Section 251(g) of the DGCL. Prior to the Effective Time, the parties hereto will take all steps necessary to comply with Section 251(g) of the DGCL, including without limitation, the following:

    a. Certificate of Incorporation and Bylaws of GLOBAL 2.0. At the Effective Time, the Certificate of Incorporation and Bylaws of GLOBAL 2.0 shall be in the form of the Certificate of Incorporation and Bylaws of GLOBAL SEAFOOD HOLDING CORP., as in effect immediately prior to the Effective Time.

    b. Directors of GLOBAL 2.0. At the Effective Time, the Directors of GLOBAL SEAFOOD HOLDING CORP. immediately prior to the Effective Time shall be the Directors of GLOBAL 2.0, until their successors are elected and qualified.

    c. Filings. Prior to the Effective Time, the Surviving Corporation shall cause a certified copy of this Agreement to be executed and filed with the Delaware Secretary of State. Prior to the Effective Time, to the extent necessary to effectuate any amendments to the certificates of incorporation of the Surviving Corporation and GLOBAL 2.0 contemplated by this Agreement, each of the Surviving Corporation and GLOBAL 2.0 shall cause to be filed with the Delaware Secretary of State such certificates or documents required to give effect thereto.

11. Termination. This Merger Agreement may be terminated, and the Merger and the other transactions provided for herein may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Merger Agreement by the respective Board

of Directors of GLOBAL SEAFOOD HOLDING CORP., GLOBAL 2.0, and BGTH, by action of the Board of Directors of GLOBAL SEAFOOD HOLDING CORP. if it determines for any reason, in its sole judgment and discretion, that the consummation of the Merger would be inadvisable or not in the best interests of GLOBAL SEAFOOD HOLDING CORP. and its stockholders.

12. Counterparts. This Merger Agreement may be executed in one or more counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

13. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Merger Agreement.

14. Governing Law. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

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IN WITNESS WHEREOF, GLOBAL SEAFOOD HOLDING CORP., GLOBAL 2.0, and BGTH have caused this Merger Agreement to be executed and delivered as of the date first above.

GLOBAL SEAFOOD HOLDING CORPORATION,
A Delaware Corporation

By: ______________________________
Scott Landow, Chairman, Chief
Executive Officer, Principal Executive
Officer, Principal Financial Executive

GLOBAL 2.0 CORPORATION
A Delaware Corporation

By: ______________________________
Scott Landow, Chairman, Chief
Executive Officer, Principal Executive
Officer, Principal Financial Executive

BGTH Pre Inc.
A Delaware Corporation

By: ______________________________
Scott Landow, Chairman, Chief
Executive Officer, Principal Executive

Officer, Principal Financial Executive